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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 26, 2000, in the Form S-1 Registration Statement and related Prospectus of Teledyne Technologies Incorporated dated July 21, 2000.


                                                  /s/ Ernst & Young LLP


Los Angeles, California
July 20, 2000